UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2011

OCEAN SHORE HOLDING CO.
(Exact name of registrant as specified in its charter)

New Jersey	000-53856	80-0282446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Asbury Avenue, Ocean City, New Jersey 08226
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (609) 399-0012

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On November 2, 2011, Ocean Shore Holding Co. issued a news release announcing its financial results for the quarter ended September 30, 2011.  A copy of the news release is included as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits

Exhibits

Number               Description

99.1                      Press Release dated November 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN SHORE HOLDING CO. (Registrant)

Date: November 2, 2011	By:/s/Donald F. Morgenweck
Donald F. Morgenweck Senior Vice President and Chief Financial Officer